Exhibit 10.2

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

AND

STATE OF ILLINOIS

DEPARTMENT OF FINANCIAL AND PROFESSIONAL REGULATION

DIVISION OF BANKING

SPRINGFIELD, ILLINOIS

)
In the Matter of	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE OF A
COMMUNITY BANK-)		CONSENT ORDER
WHEATON/GLEN ELLYN	)
GLEN ELLYN, ILLINOIS	)
)
(Illinois Chartered	)	FDIC-10-713b
Insured Nonmember Bank))		2010- DB- 102
)

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF A CONSENT ORDER (“STIPULATION”) by the Federal Deposit Insurance Corporation (“FDIC”) and Illinois Department of Financial and Professional Regulation, Division of Banking (“Division”) it is hereby stipulated and agreed by and among representatives of the FDIC, Division and Community Bank-Wheaton/Glen Ellyn, Glen Ellyn, Illinois, (“Bank”) as follows:

1. The Bank has been advised of its right to receive

a NOTICE OF CHARGES AND OF HEARING (“NOTICE”) detailing the alleged unsafe or unsound banking practices and violations of law, rule or regulation alleged to have been committed by the Bank, and of its right to a hearing on the charges under Section 8(b) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b), and 38 111. Adm. Code, Section 392 et seq., regarding hearings before the Division, and has knowingly waived those rights;

2. The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices or violations of law, rule or regulation, hereby consents and agrees to the issuance of a CONSENT ORDER (“ORDER”) by the FDIC and the Division;

3. The Bank further stipulates and agrees that such ORDER shall be deemed to be a consent order which has become final and unappealable, and that the ORDER shall become effective immediately upon issuance by the FDIC and the Division and fully enforceable by the FDIC and the Division pursuant to the provisions Section 8(i) of the Act, 12 U.S.C. § 1818 (i), and Section 48(6) of the Illinois Banking Act, 205 ILCS 5/48 (6), respectively, subject only to the conditions set forth in paragraph 4 of this STIPULATION;

4. In the event the FDIC and the Division accept this STIPULATION and issue the ORDER, it is agreed that no action to enforce the ORDER will be taken by the FDIC in the United States District Court or the appropriate Federal Circuit Court, or by the Division in the appropriate State Circuit Court, unless the Bank, any of its institution-affiliated parties, as that term is defined in Section 3(u) of the Act, 12 U.S.C.§ 1813(u), or any of its successors or assigns, has violated or is about to violate any provision of the ORDER;

5. The Bank hereby waives:

(a) The receipt of a NOTICE;

(b) All defenses and counterclaims of any kind to this proceeding;

(c) A hearing for the purpose of taking evidence on the allegations in the NOTICE;

(d) The filing of proposed findings of fact and conclusions of law;

(e) A recommended decision of an Administrative Law Judge; and

(f) Exceptions and briefs with respect to such recommended decision.

Dated this 21st day of January, 2011.

FEDERAL DEPOSIT INSURANCE CORPORATION, LEGAL DIVISION	COMMUNITY BANK -WHETON/GLEN ELLYN GLEN ELLYN, ILLINOIS

By:	By:

/s/ Richard C. Rowley	/s/ William F. Behrmann
Richard C. Rowley Senior Regional Attorney	William F. Behrmann Director

/s/ Penny Belke
Penny Belke Director
STATE OF ILLINOIS DEPARTMENT OF FINANCIAL AND PROFESSIONAL REGULATION	/s/ H. David Clayton
By:	H. David Clayton Director

/s/ Jorge A. Solis	/s/ Raymond A. Dieter, Jr.
Jorge A. Solis Director Division of Banking	Raymond A. Dieter, Jr. Director

/s/ Donald H. Fischer
Donald H. Fischer Chairman & Director

/s/ Robert Haeger
Robert Haeger Director

/s/ Scott W. Hamer
Scott W. Hamer President, CEO, & Director

/s/ Mary Beth Moran
Mary Beth Moran Director

/s/ Joseph S. Morrissey
Joseph S. Morrissey Director

/s/ John M. Mulherin
John M. Mulherin Director
Comprising the Board of Directors of COMMUNITY BANK - WHEATION/GLEN ELLYN GLEN ELLYN, ILLINOIS

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